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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) SEPTEMBER 28, 2005

                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
            RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On September 28, 2005, BKF's management and the Audit Committee of the Board of Directors, in consultation with BKF's registered public independent accounting firm, Grant Thornton LLP, concluded to restate its previously issued consolidated financial statements for the year ended December 31, 2004 and the quarterly period ended March 31, 2005.

       The determination to restate these financial statements resulted from the accounting misclassification of certain restricted stock units ("RSU") on the Consolidated Statements of Financial Condition. Management has determined that the RSU grants should have been classified as additional paid-in capital on the date of grant with a corresponding increase to unearned compensation, with the expense over the vesting period reducing the unearned compensation balance. Management had previously accounted for the RSU as an increase to accrued incentive compensation and incentive compensation expense over the vesting period. The restatement will not result in any adjustment to the Consolidated Statements of Operations.

       Management has discussed the matters disclosed in this Item 4.02 with Ernst & Young LLP, which audited BKF's financial statements for the fiscal year ended December 31, 2003, and Grant Thorton LLP, BKF's current auditors, each of which agrees with the proposed restatement.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   October 17, 2005

                                     BKF CAPITAL GROUP, INC.


                                     By: /s/ Norris Nissim
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                                     Name:  Norris Nissim
                                     Title: Vice President, General Counsel
                                            and Secretary